UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2004



                                  JOSTENS, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                  333-112055               41-0343440
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  (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


           5501 AMERICAN BOULEVARD WEST
             MINNEAPOLIS, MINNESOTA                           55432
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     (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (952) 830-3300



                                 Not Applicable.
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          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

           On July 21, 2004, Jostens, Inc. issued a press release announcing the appointment of Michael L. Bailey as Chief Executive Officer. The press release is filed herewith as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)      Not applicable
      (b)      Not applicable
      (c)      Exhibits
               99.1    Press Releases dated July 21, 2004.







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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JOSTENS, INC.


Date: July 23, 2004                       By:    /s/ Paula R. Johnson
                                                --------------------------------
                                          Name:  Paula R. Johnson
                                          Title: Vice President, General Counsel
                                                 & Corporate Secretary







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
                                    Exhibit
                                    -------

           Exhibit No.
           -----------
             99.1            Press Releases dated July 21, 2004.








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